Income Tax (Details) - Schedule of Deferred Income Taxes - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets
Net operating loss carry forward	$ 15,492	$ 20,105
Research and development expenses	1,993	1,736
Offering costs		230
Operating lease liabilities	726	670
Share-based compensation	1,035	349
Total gross deferred tax assets	19,246	23,090
Less – valuation allowance	(18,540)	(22,466)
Deferred tax liabilities:
Operating lease assets	706	624
Net deferred tax assets